                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported): February 1, 2006 (February 1, 2006)

                      Revlon Consumer Products Corporation
                      ------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

            Delaware                 33-59650                13-3662953
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(State or Other Jurisdiction of      (Commission         (I.R.S. Employer
         Incorporation)              File Number)       Identification No.)

                 237 Park Avenue
                New York, New York                             10017
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     (Address of Principal Executive Offices)                (Zip Code)

                                 (212) 527-4000
                                 --------------
              (Registrant's telephone number, including area code)

                                      None
                                      ----
          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.05.  COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES.

         On February 1, 2006, Revlon, Inc. ("Revlon"), the parent company of
Revlon Consumer Products Corporation ("Products Corporation"), issued a press release (the "Press Release") announcing an organizational realignment. A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

ITEM 7.01.  REGULATION FD DISCLOSURE.

         The Press Release also announced Revlon's expectations as to its
Adjusted EBITDA and net sales for 2005 and Adjusted EBITDA and sales for 2006.

         The Press Release also stated that Products Corporation intends to seek an amendment to its bank credit agreement. To the extent applicable, Item 2.05 is incorporated herein by reference.

         A copy of the Press Release is attached to this report as Exhibit 99.1 and is incorporated by reference herein.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

         Exhibit No.   Description
         -----------   -----------
         99.1          Press Release dated February 1, 2006 (incorporated by
                       reference to Exhibit 99.1 to the Current Report on Form
                       8-K of Revlon, Inc. filed with the Securities and
                       Exchange Commission on February 1, 2006).

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         REVLON CONSUMER PRODUCTS CORPORATION

                                         By: /s/ Michael T. Sheehan
                                             ----------------------
                                         Michael T. Sheehan
                                         Vice President and Deputy General
                                         Counsel

Date: February 1, 2006

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                                  EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------
99.1           Press Release dated February 1, 2006 (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K of Revlon, Inc.
               filed with the Securities and Exchange Commission on February 1,
               2006).

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